                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1

Section 7.3 Indenture                             Distribution Date:    12/15/00
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      4,243,750.00
             Class B Note Interest Requirement                        363,020.83
             Class C Note Interest Requirement                        492,186.63
                       Total                                        5,098,957.46

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           5.65833
             Class B Note Interest Requirement                           5.80833
             Class C Note Interest Requirement                           6.12500

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                             By:
                                             -----------------------------------
                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------